UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 7, 2012

PolyOne Corporation

(Exact Name of Registrant as Specified in Its Charter)

Ohio	1-16091	34-1730488
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

PolyOne Center

33587 Walker Road

Avon Lake, Ohio 44012

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (440) 930-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Promotion of Robert M. Patterson from CFO to COO

On March 7, 2012, Robert M. Patterson, the Executive Vice President and Chief Financial Officer of PolyOne Corporation (the “Company”), was promoted to Chief Operating Officer of the Company. In connection with his promotion to Chief Operating Officer, Mr. Patterson will no longer serve as Chief Financial Officer of the Company. Mr. Patterson’s transition to COO is effective immediately.

Mr. Patterson has served as Executive Vice President and Chief Financial Officer of the Company since January 2011. Prior to that, he served as Senior Vice President and Chief Financial Officer from May 2008. Prior to joining the Company, Mr. Patterson served as Vice President and Treasurer of Novelis, Inc., an aluminum rolled products manufacturer, from 2007 to May 2008, and as Vice President, Controller and Chief Accounting Officer of Novelis during 2006. Mr. Patterson served as Vice President and Segment Chief Financial Officer, Thermal and Flow Technology Segments of SPX Corporation, a multi-industry manufacturer and developer, from 2005 to 2006 and as Vice President and Chief Financial Officer, Cooling Technologies and Services of SPX from 2004 to 2005. Mr. Patterson served as Vice President and Chief Financial Officer of Marley Cooling Tower Company, a cooling tower manufacturer and subsidiary of SPX, from 2002 to 2004. Mr. Patterson is 39 years old.

In connection with his promotion to Chief Operating Officer, Mr. Patterson’s salary was increased to $515,000, and his annual incentive target percentage for the 2012 Annual Incentive Plan was increased from 65% to 70% of his base salary.

Appointment of Richard J. Diemer, Jr. to CFO

On March 7, 2012, the Company’s Board of Directors appointed Richard J. Diemer, Jr. as Senior Vice President and Chief Financial Officer of the Company, effective immediately (the “Effective Date”).

Mr. Diemer previously served as Chief Financial Officer of Styron LLC, a plastics, latex and rubber manufacturer, from August 2010 through September 2011 and as Senior Vice President and Chief Financial Officer of Albemarle Corporation, a specialty chemicals manufacturer, from 2005 through August 2010. Prior to his service at Albemarle, Mr. Diemer served as Senior Portfolio Manager, Equities at Honeywell International Inc., a provider of aerospace products and services, control technologies for buildings, home and industry, automotive products, turbochargers and specialty materials, from December 2004 and as Vice President, Equity Research from March 2002. From July 2000 through March 2002, Mr. Diemer served as Chief Financial Officer of Honeywell Specialty Materials. Prior to that, Mr. Diemer served for two years as Corporate Controller of AlliedSignal Inc. before its merger with Honeywell International. Before joining AlliedSignal Inc, Mr. Diemer was a partner with KPMG. Mr. Diemer is 53 years old.

In connection with Mr. Diemer’s appointment to Senior Vice President and Chief Financial Officer, on March 7, 2012, the Compensation and Governance Committee of the Board of Directors of the Company (the “Committee”) approved the following compensatory arrangements:

•	an initial base salary of $435,000 per year;

•	participation in the Company’s Senior Executive Annual Incentive Plan based on the achievement of performance goals established by the Committee;

•	reimbursement of relocation expenses pursuant to the Company’s relocation policy;

•	reimbursement for expenses of up to $10,000 per year for financial planning and tax preparation; and

•	participation in the Company’s other standard benefit programs, including the long-term incentive plan.

Mr. Diemer will also receive a grant of 30,000 stock-settled stock appreciation rights (“SARs”), 30,000 restricted stock units (“RSUs”) and 130,000 cash-settled performance units (“CSPUs”). The SARs will have a term of ten years and a base price equal to the fair market value of the Company’s shares of common stock on the date of the award. The SARs will vest in 1/3 increments upon achievement of stock price improvements of 10%, 15% and 20% (but no sooner than 1/3 per year). Upon exercise, the SARs will be settled in shares of the Company’s common stock. The RSUs will be settled in shares of the Company’s common stock and will vest on the third anniversary of the date of grant. The CSPUs will vest over a three year period based on the Company’s earnings per share performance. The Company will enter into its standard award agreements with Mr. Diemer with respect to the SARs, RSUs and CSPUs.

In addition, if (i) Mr. Diemer’s employment is terminated by the Company without Cause (as defined in the Company’s Amended and Restated Executive Severance Plan), (ii) such termination is not following a change in control of the Company entitling Mr. Diemer to benefits under the Continuity Agreement (as defined below), and (iii) Mr. Diemer agrees to standard non-compete and non-solicitation covenants for a period of two years following the date of termination, Mr. Diemer will be entitled to:

•	two years of salary continuation;

•	a pro-rated annual incentive amount as earned for the year in which the termination of employment occurs; and

•	two years of continuation in the Company’s medical and dental plans.

Mr. Diemer will also enter into the Company’s standard Management Continuity Agreement (the “Continuity Agreement”). The Continuity Agreement provides for a severance payment and other benefits if Mr. Diemer’s employment is terminated by the Company for any reason other than for cause or by Mr. Diemer with good reason within 36 months after a change in control of the Company, as set forth in more detail in the Continuity Agreement, the form of which was filed as Exhibit 10.13 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2007. The Company will enter into the Continuity Agreement with Mr. Diemer upon the Effective Date. Mr. Diemer will also execute the Company’s standard employee agreement, containing certain confidentiality, non-competition and non-solicitation covenants and will agree to be bound by the Company’s Code of Conduct and the Company’s Code of Ethics for senior financial officers.

Director Notification

In addition, on March 9, 2012, Edward J. Mooney notified the Company that he will retire from the Company’s Board of Directors at the Company’s 2012 Annual Meeting of Shareholders. Mr. Mooney’s decision was not due to any disagreement with the Company’s management or Board of Directors. Mr. Mooney will serve out the remainder of his term, which will end at the Company’s 2012 Annual Meeting of Shareholders. The Company is grateful to Mr. Mooney for his six years of service on the Board.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

10.1	Form of Management Continuity Agreement (incorporated by reference to Exhibit 10.13 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (SEC File No. 001-16091)).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PolyOne Corporation

By:	/s/ Lisa K. Kunkle
Lisa K. Kunkle
Vice President, General Counsel and Secretary

Date: March 12, 2012

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Management Continuity Agreement (incorporated by reference to Exhibit 10.13 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2007 (SEC File No. 001-16091)).